J.P. MORGAN INCOME FUNDS

JPMorgan Trust I

JPMorgan Total Return Fund

(All Share Classes)

Supplement dated December 22, 2015 to the

Prospectuses dated July 1, 2015, as supplemented

Effective immediately, the Fund’s disclosure will be modified to limit the Fund’s investments in non-dollar denominated securities to 25% of the Fund’s total assets. The new disclosure will not change the way the Fund is managed. The fifth paragraph under “What are the Fund’s main investment strategies?” in the Risk/Return Summary and the third paragraph under “Total Return Fund” in the More About Funds section are hereby deleted and replaced with the following:

Up to 35% of the Fund’s total assets may be invested in foreign securities, including emerging markets debt securities. Up to 25% of the Fund’s total assets may be invested in non-dollar denominated securities. Such investments may be issued or guaranteed by a wide variety of entities including governments and their agencies and instrumentalities, corporations, financial institutions and supranational organizations.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-TR-1215